Equity and shareholder loan	12 Months Ended
Dec. 31, 2011
Equity and shareholder loan
15.	Equity and shareholder loan

Initial Public Offering

On October 5, 2010 Elster Group SE completed an initial public offering of 18,630,000 American Depositary Shares (“ADSs”) at an offering price of $13.00 per ADS, each ADS representing one-fourth of an ordinary share of Elster Group SE. A total of 4,657,500 ordinary shares were sold, of which 3,365,385 ordinary shares were issued by the Company and 1,292,115 ordinary shares were sold by Rembrandt and Management KG.

The Company received proceeds of approximately $153,254 from the initial public offering, after deducting offering costs of $21,746 borne by the Company.  The Company primarily used the proceeds to repay $143,915 of debt incurred under the SFA and the shareholder loan due to Management KG of $6,752, including accreted interest.

In connection with the initial public offering, the Company and Rembrandt replaced the preferred shares held by Rembrandt with ordinary shares. As of October 1, 2010, the Company issued 8,533,906 ordinary shares to Rembrandt in exchange for all preferred shares. The aggregate value of the ordinary shares issued to Rembrandt to replace the preferred shares equaled the nominal value of all preferred shares plus accreted unpaid preferred dividends of €326,033 divided by the initial public offering price per ordinary share of $52.00 (€38.20) which is four times the price per American depository share on the date of the initial public offering.

Other

In 2010, Elster Group sold a 25.1% noncontrolling interest in a South African subsidiary for $2,034 in cash while retaining its controlling financial interest in that subsidiary. The transaction is accounted for as an equity transaction. As a result of the transaction, accumulated foreign currency translation losses of $1,631 were allocated to the noncontrolling interest.